EXHIBIT 10.52


First Equity Corporation of Florida
201 South Biscayne Blvd., Suite 1400
Miami, Florida 33131

                   Re:     Galacticomm Technologies, Inc.

Dear Sir or Madam:

         In order to induce First Equity Corporation of Florida (the "Underwriter") to enter into an underwriting agreement with Galacticomm Technologies, Inc., a Florida corporation (the "Company"), and the Company to enter into such agreement with the Underwriter, in connection with the proposed initial public offering (the "Offering") of Common Stock and Warrants of the Company contemplated by that certain letter of intent between the Company and the Underwriter and as shall be described in a registration statement to be filed with the Securities and Exchange Commission (the "SEC") (such registration statement, including as it may subsequently be amended, is referred to herein as the "Registration Statement"), and as consideration for the Underwriter participating in the Offering, the undersigned officer, director and/or securityholder, hereby agrees with the Company, the Underwriter and with each other officer, director and/or securityholder executing similar agreements that:

         1. Until 12 months after the date that the Registration Statement is declared effective by the SEC (the "Effective Date"), the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly, sell, offer for sale, transfer, hypothecate, pledge or otherwise dispose of, pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or otherwise (any of the foregoing, a "Transfer"), any securities (including options, warrants and convertible securities) of the Company directly or indirectly or beneficially owned by the undersigned and acquired by the undersigned prior to the Effective Date (the "Securities") (other than securities of the Company acquired by the undersigned in the Offering for the IPO Price and securities purchased in the marketplace after the Effective Date).

         Notwithstanding the foregoing, (i) the undersigned may sell or otherwise dispose of the Securities in a privately negotiated transaction, provided that (a) the purchaser agrees in advance in writing with the Underwriter to the restrictions on transfer of Securities as set forth herein and to vote the Securities as set forth below and (b) the disposition is otherwise in accordance with the federal securities and other laws, and (ii) the undersigned, if a present shareholder, may make gifts and transfers of Common Stock to the undersigned's immediate family (as such term is defined in rules promulgated under the Securities Exchange Act of 1934, as amended).

         2. For a period of three years following the Effective Date, the undersigned securityholder will vote all of the voting securities of the Company owned by the undersigned securityholder in favor of the election of a designee, if any, of the Underwriter (which designee



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may change from time to time) to the Company's Board of Directors.

         3. The undersigned consents to the placement of an appropriate legend upon any certificates evidencing his/her/its stock or right to acquire stock in the Company and the Company agrees to so legend such certificates, or to direct its transfer agent to do so. Upon request by the Company, the undersigned will submit his/her/its securities of the Company for legending in accordance with this Agreement. To the extent that there are other underwriters participating in the offering, they shall be third party beneficiaries of this Agreement.

                                               Very truly yours,



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                                               Address:
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                                               Date:
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GALACTICOMM TECHNOLOGIES, INC.

By:
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    Peter Berg, Chief Executive Officer

Date:
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